UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 1, 2018

RESONANT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36467	45-4320930
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

110 Castilian Drive, Suite 100
Goleta, California	93117
(Address of Principal Executive Offices)	(Zip Code)

(805) 308-9803

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01                                           Other Events.

On December 14, 2017, Resonant Inc. (the “Company”), in its capacity as a nominal defendant, entered into a Stipulation of Settlement (the “Stipulation”) in the shareholder derivative action filed in the U.S. District Court for the Central District of California (the “Court”), styled Doyle v. Lingren, et al., Case No. 15-cv-07568-SJO (MRWx), against certain current and former directors and officers of the Company, and against the Company as a nominal defendant (the “Action”).  The Stipulation and the Settlement contemplated therein (the “Settlement”), including dismissal of all claims with prejudice in the Action, is subject to the Court’s approval. The proposed Settlement requires the Company to adopt certain additional corporate governance measures and procedures, as outlined in Exhibit A to the Stipulation, and provides for a Fee and Expense Award to Plaintiff’s Counsel in the amount of seventy five thousand dollars ($75,000.00), subject to Court approval.

This notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation attached to this report as Exhibit 99.1. All capitalized terms used in this summary notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

Summary

On February 1, 2018, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein, and providing for notice on this Form 8-K (the “Preliminary Approval Order”). The Preliminary Approval Order further provides that the Court will hold a hearing (“Settlement Hearing”) on Monday, April 2, 2018 at 9:00 a.m. before the Honorable S. James Otero in Courtroom 10C of the United States District Court for the Central District of California, First Street Federal Courthouse, 350 W. 1st Street, 10th Floor, Los Angeles, CA 90012, pursuant to Federal Rule of Civil Procedure 23.1, to among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its shareholders; (ii) consider any objections to the Settlement submitted in accordance with the Notice; (iii) determine whether a Final Judgment substantially in the form attached as Exhibit D to the Stipulation should be entered dismissing all claims in the Action with prejudice, releasing the Released Claims against the Released Persons, and releasing Defendants’ Released Claims against Plaintiff, Plaintiff’s beneficiaries, Plaintiff’s Counsel or the Company; (iv) consider the payment to Plaintiff’s Counsel of attorneys’ fees and for the reimbursement of expenses; (v) consider the payment to Plaintiff in an amount not to exceed $1,000, which will be funded from the Fee Award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement.

Any Current Resonant Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the attached Stipulation, or to the proposed awards of attorneys’ fees and expenses, may submit an objection. An objector must submit a written statement of his, her or its objection(s): (a) clearly indicating that objector’s name, mailing address, daytime telephone number, and e-mail address (if any); (b) stating that the objector is objecting to the proposed Settlement or award of attorneys’ fees and expenses in Doyle v. Lingren, et al., 15-cv-07568-SJO (MRWx) (C.D. Cal.); (c) specifying the reason(s), if any, for each such objection made, including any legal support and/or evidence that such objector wishes to bring to the Court’s attention or introduce in support of such objection; and (d) identifying and supplying documentation showing (i) how many shares of Resonant common stock the objector owned as of December 14, 2017, (ii) when the objector purchased or otherwise acquired such shares, and (iii) proof that the objector still owns such Resonant shares.

If a Current Resonant Stockholder wishes to submit a written objection, the objector must, not later than twenty-one (21) days prior to the Settlement Hearing, serve copies of such notice, proof,statement, and documentation, together with copies of any other papers or briefs, upon each of the following, either by first class mail or hand delivery:

Plaintiff’s Counsel:
Laurence Rosen, Esq.
THE ROSEN LAW FIRM, P.A.
355 South Grand Avenue, Suite 2450
Los Angeles, CA 90071

Counsel for Defendants and Resonant:
James N. Kramer
Orrick, Herrington & Sutcliffe LLP
The Orrick Building
405 Howard Street
San Francisco, CA 94105

Plaintiff’s counsel shall be responsible for ensuring that copies of all Resonant stockholder submissions are provided to the Court.  An objector may submit an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection pursuant to this paragraph, the attorney must effect service of a notice of appearance on the counsel listed above and file such notice with the Court no later than twenty-one (21) days before the Settlement Hearing. Any Current Resonant Stockholder who does not timely submit a written objection complying with the terms of this paragraph shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred. Any submissions by the Parties in opposition or response to objections shall be filed with the Court no later than seven (7) days before the Settlement Hearing.

Any objector who submits a timely, written objection in accordance with the instructions above and herein, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court. Objectors or their attorneys intending to appear at the Settlement Hearing must, no later than twenty-one (21) days prior to the Settlement Hearing, serve upon counsel listed in the above paragraph: (a) a written notice of such stockholder’s intention to appear at the Settlement Hearing; (b) a statement that indicates the basis for such appearance; and (c) the identities of any witnesses the stockholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony. Any objector who does not timely serve a notice of intention to appear in accordance with this paragraph shall not be permitted to appear at the Settlement Hearing, except for good cause shown.

If you are a current holder of Resonant common stock and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Final Judgment of the Court and will forever be barred from raising an objection to such Settlement in this or any other action or proceeding, and from pursuing any of the Released Claims.

If you held Resonant common stock as of December 14, 2017 and continue to hold such stock, you may have certain rights in connection with the proposed Settlement. You may obtain further information by contacting Plaintiff’s Counsel at: Laurence Rosen, Esq., The Rosen Law Firm, P.A., 355 South Grand Avenue, Suite 2450, Los Angeles, CA 90071, Telephone: (213) 785-2610, info@rosenlegal.com.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Stipulation of Agreement and Settlement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2018	Resonant Inc.

	By:	/s/ Jeff Killian
Jeff Killian
Chief Financial Officer